Exhibit 99.1

Earning Your Trust with Every Trade

Thomas M. Joyce, Chairman & CEO

Knight Capital Group, Inc.

Morgan Stanley Small Cap Executive Conference June 14, 2005 The Ritz-Carlton Battery Park, New York, N.Y.

Forward-Looking Statements

Safe Harbor

The presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with the costs and integration, performance and operation of the businesses being acquired by the Company, including ATTAIN and Direct Trading. Since such statements involve risks and uncertainties, the actual results and performance of the Company may turn out to be materially different from the results expressed or implied by such forward-looking statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward looking statements made in this report. Additional factors that could cause the Company’s results to differ materially from those described in the forward-looking statements can be found in the 2004 Annual Report on Form 10-K for the year ended December 31, 2004 and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 of Knight Capital Group, Inc. filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission Internet site (http//www.sec.gov).

Corporate Disclaimers

Services offered through Knight Equity Markets and Knight Capital Markets, member SIPC and NASD; and Knight Equity Markets International, regulated by the Financial Services Authority in the U.K. and member of the London Stock Exchange.

Deephaven Capital Management LLC is an affiliated company offering asset management services. S3 Asset Management is an unaffiliated company which provides outsourced portfolio financing for asset managers and hedge funds.

Knight Evolution

Old Model –

Broker-Dealer Concentration

Online trading boom

Over-expansion

Options & asset management purchase

1995—2000

Turmoil

Market structure changes

Internet bubble bursts

Market cycle hits bottom

Management changes

2000—2002

Reputation

Recovery

Regulatory settlement and arbitration conclusion

Growing institutional, asset management businesses

Options business sale

2002—2004

New Model – Client Focus

Client-centered vs. trading-centered organization

Leveraging the platform

Recognition of demand for electronic services

2005

Client-Driven Growth Strategy

Institutional Client Segments

Corporations

Hedge Funds

Money Managers

Mutual Funds

Plan Sponsors

RIAs

Broker-Dealer Client Segments

Full Service

Online

Regional

Wire House

Crossing Network

Direct Access Platform

Institutions

Corporate Access

Corporate Services

Knight Match

Portfolio Financing Advisory (S3)

Program Trading

Soft Dollar Services

Special Situations Group

Market Share

Broker-Dealers

Execution Quality

ECN

Deepen Client Relationships

Expand Offering

Broker-Dealer Client Group

Shrinking Margins and Changing Market Dynamics

Challenges

Regulatory changes

Bulletin Board Display

Single Price Opening (NOOP)

Reg NMS / Mkt Order Manning

Market conditions

Low volume and volatility

Changing investor behavior

Competition

Internalization

Execution quality

Opportunities

Consolidation

Automation

Execution quality

Increasing regulatory focus on SEC Rules 11Ac1-5, 1-6

Broker-Dealer Client Group

Counteracting Revenue Capture Decline

Accomplishments

Increased automation

Automated more than 90% Nasdaq and 50% listed order flow

Introduced new pricing structure

Reduced rebates

Rolled out fees for certain order flow

Initiatives

Revamp offering

Determine appropriate and competitive pricing for liquidity

Improve efficiency

Expand automated market making

Leverage capacity and scale

Optimize expense savings

Maintain industry-leading execution quality

Broker-Dealer Client Group

Market Leadership

We supply liquidity to a great number of small- and mid-cap

stocks

We are the largest market maker in the third market accounting for nearly 5% of all daily listed volume*

We are a market leader in OTC equity issues

? # 2 broker in NMS volume with more than 8% market share*

? # 1 broker in Nasdaq Small Cap stocks with more than 35%

market share*

? # 1 broker in OTC Bulletin Board volume with more than 45% of market share*

*Autex numbers as of May 31, 2005

Broker-Dealer Client Group

Execution Quality

At or Better Percentage –

All Nasdaq Market Orders

Knight 88.08%

Competitor A 79.96%

Competitor B 82.30%

Competitor C 83.49%

Industry Average (Share Weighted) 86.00%

Indicates “certainty of execution”

Retail investors are most interested in receiving the price they see on the screen (Gallop 2004, commissioned by Ameritrade)

Effective/Quoted Spread –

All Nasdaq Market Orders

Knight 124.32%

Competitor A 128.10%

Competitor B 138.79%

Competitor C 142.77%

Industry Average (Share Weighted) 125.14%

Knight believes effective/quoted is a more accurate assessment of pricing than effective spread

Measurement most often used by Knight broker-dealer clients to determine execution quality

Data was obtained from the Public Disclosure section of The Transaction Auditing Group, Inc. (TAG) web site, April 2005.

All Nasdaq market orders, all sizes (100 – 9,999 shares).

Institutional Client Group

Building Our Institutional Presence

Challenges

Stagnant market volume

Commission pressure

Competition from more established firms

No research or investment banking offerings

Opportunities

Unbundling

Focus on cost, execution quality

Smaller firms under-serviced

Bulge bracket focused on top accounts

> 500 quality institutions for Knight to approach

Growth of hedge fund industry

Specialty in small- and mid-cap stocks

Institutional Client Group

Adding to Our Fee & Commission Revenue Line

Accomplishments

Doubled revenues

Established strong team

Expanded comprehensive offering

Listed Block

Soft Dollars

Portfolio Financing Advisory(S3)

Special Situations Group

Knight Match

Corporate Access

Corporate Services

Initiatives

Increase market penetration

Grow client roster

Cross-sell offering

Grow listed block product

Explore new products

Hire selectively

Institutional Client Group

2002 2005

Number of Clients 250 More than 1000

Percent Listed Revenues 0% Nearly 30%

Commissions ($) 100 million Target: 230 million

Sales Traders 29 80+

Market Share*

Listed 38/58 23/57

OTC 14/47 7/44

* Knight’s ranking out of total firms reporting institutional commissions to a third party industry source

Report dated 12/31/04

Electronic Services Group

Creating an Alternative Execution Choice

Electronic Services

Direct Market Access

Broker-neutral

Reduced transaction

and market impact

costs

Strong client service

through Direct Trading

Institutional, Inc.

ECN

Anonymous execution

Alternative to

consolidated exchange-

owned ECNs

Order matching

Crossing Network

Block

Retail

Significant opportunity for Knight to leverage market share and scale of equities platform

DMA and ECN products have the fastest growth rates in the industry, with highest valuation multiples

Electronic Services Group

Direct Trading Institutional

Transaction expected to close before June 30

Cross-selling opportunity

DTI client base positive on Knight acquisition

ECN

NASD/ATS application underway

Interest in consortium

Technology development underway

Asset Management

Deephaven Capital Management

Overview

Founded March 1994

$3.4 billion AUM

Investors

Institutions

Funds of Funds

High Net Worth Individuals

Investment Funds

Market Neutral

Long/Short Equity

Event

Credit Opportunities

Philosophy

Capital preservation

Market neutrality

Low volatility

Annual target:

3-5% annual standard deviation

Low risk

Return

Market Neutral Fund – 18.12% annualized return since inception

Advantage

Institutional quality asset manager

Multiple arbitrage strategies

Robust risk management

Proven and repeatable trading strategies

Consistent superior results

Dedicated to client service

As of March 31, 2005

Asset Management

Hedge Fund Industry Under Pressure

Challenges

Market environment

Negative year-to-date performance

Convertible arbitrage hit especially hard

Flow of funds

Industry under significant media, investor and regulatory scrutiny

Opportunities

Asset allocation shift toward alternative investments

Leverage long track record

International investor interest

Europe

Asia

Asset Management

AUM Growth

AUM ($            in millions)

4,000 3,500 3,000 2,500 2,000 1,500 1,000 500

Q1’03 Q2’03 Q3’03 Q4’03 Q1’04 Q2’04 Q3’04 Q4’04 Q1’05

Market Neutral Fund Stand-alone Strategy Funds

Deephaven Blended Returns

Q1 ‘05 Quarterly 0.8%

April ‘05 Monthly (2.8%)

April ‘05 YTD (2.0%)

Asset Management

Growing AUM & Investment Income

Accomplishments

Grew Assets Under Management

Diversified client base

Launched single-strategy funds

Retained management team

Initiatives

Continue Assets Under Management growth

Introduce additional single-strategy funds

Global Convertibles Select Opportunities

Expansion of investment strategies in Europe and Asia

Corporate Revenue Diversification

2002 Revenues

Net Trading Revenue

Commissions and Fees

Asset Mgmt Fees

Inv. Income and Other

2004 Revenues

Net Trading Revenue

Commissions and Fees

Asset Mgmt Fees

Inv. Income and Other

Knight Valuation

Strong Financial Condition

$834 million in stockholders’ equity

$233 million in cash

$315 million in corporate investment in Deephaven Funds*

(*$100 million withdrawn on April 1, 2005 as previously disclosed)

$167 million of net equity at clearing brokers

$68 million in strategic investments, includes

1.7 million shares of ISE

900 thousand shares of Nasdaq

Repurchased over $170 million in stock in 2004—2005

No long-term debt

Book value $7.42 per diluted share

As of March 31, 2005

Consolidated Outlook – Goals for 2006

Revenue & Earnings Potential

Growing institutional sales and trading business

Large and superior broker-dealer platform

Focused on increasing assets under management

New channel for electronic trading

A New Equity Model

Client Service

CAPITAL

Liquidity

Experienced Sales Trading Team

Direct Market Access

ECN

Crossing Network

Thomas M. Joyce, Chairman & CEO Knight Capital Group, Inc.